DRAFT   10/05/2001   3:10 PM




                       FINANCIAL STATEMENTS AND REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                                   VALESC INC.

                                December 31, 2000

                                 C O N T E N T S


                                                                  PAGE


Report of Independent Certified Public Accountants                  3


Financial Statements

       Balance Sheet                                                4

       Statement of Operations                                      5

       Statement of Shareholders' Equity (Deficit)                  6

       Statement of Cash Flows                                      7

       Notes to Financial Statements                              8 - 19

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





Stockholders and Board of Directors
    VALESC INC.


We have audited the accompanying balance sheet of Valesc Inc. (a development stage company) as of December 31, 2000, and the related statements of operations, shareholders' equity (deficit) and cash flows for the period from inception (October 24, 2000) to December 31, 2000 then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Valesc Inc. as of December 31, 2000, and the results of its operations and its cash flows for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming Valesc Inc. will continue as a going concern. As more fully described in Note B, the Company has incurred recurring operating losses and negative cash flows from operations, which resulted in an accumulated deficit, and shareholders' deficiency at December 31, 2000. Further, the Company does not yet have an operating business. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note B. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

                                                         /s/ GRANT THORNTON, LLP
                                                         -----------------------
                                                         Grant Thornton, LLP



New York, New York
September 10, 2001



                                   Valesc Inc.
                          (a development stage company)


                                  BALANCE SHEET
                                DECEMBER 31, 2000


                                     ASSETS
Current assets
    Cash                                                                  $  24,667
                                                                          ---------
Total Current Assets                                                         24,667

Property and equipment, net of
  accumulated depreciation of $119                                            1,310
                                                                          ---------

                                                                          $  25,978


               LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIENCY)

Current liabilities
    Accounts payable                                                      $   3,367
    Accrued expenses and other
      current liabilities                                                   123,611
                                                                          ---------

                Total current liabilities                                   126,978



Commitments and contingencies

Shareholders' equity (deficit)
    Preferred stock; $.0001 par value; 20,000,000 shares
          authorized, none issued and outstanding                              --
    Common stock, $.0001 par value; 100,000,000 shares
    Authorized; 4,388,004 shares issued and  outstanding                         19
    Additional paid-in capital                                               92,481
    Accumulated deficit                                                    (193,500)
                                                                          ---------

                Total shareholders' equity (deficiency)                    (101,000)
                                                                          ---------

                Total liabilities and shareholders' equity (deficiency)   $  25,978
                                                                          =========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.



                                   Valesc Inc.
                          (a development stage company)
                             STATEMENT OF OPERATIONS
         Period from inception (October 24, 2000) to December 31, 2000


Net sales                                                           $      --


Selling, general and administrative expenses                            193,500

Total expenses                                                          193,500
                                                                    -----------



                NET LOSS                                            $  (193,500)
                                                                    ===========


Basic and diluted loss per share                                    ($      .02)
                                                                    -----------

Weighted average shares outstanding used in
Computing basic and diluted loss per common share                     8,690,008
                                                                    -----------
(As adjusted for stock split)




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.




                                   Valesc Inc.
                          (a development stage company)
                 STATEMENT OF SHAREHOLDERS' EQUITY (DEFICIENCY)

          Period from inception (October 24, 2000) to December 31, 2000




                                                      COMMON STOCK                                        TOTAL
                                               -------------------------     ADDITIONAL                SHAREHOLDERS'
                                                   NUMBER                     PAID-IN     ACCUMULATED    EQUITY
                                                 OF SHARES       VALUE        CAPITAL       DEFICIT    (DEFICIENCY)
                                               -----------    ----------    -----------  ------------  ------------

Balance, October 24, 2000 (date of inception)         --      $     --      $   --       $     --      $     --

Issuance of common stock to founders             4,203,004          --

Issuance of common stock to cash investors         185,000            19        92,481                     92,500

Net loss for period ended December 31, 2000                                                (193,500)     (193,500)
                                                ----------    ----------    ----------   ----------    ----------

Balance, December 31, 2000                       4,388,004    $       19    $   92,481   $ (193,500)   $ (101,000)
                                                ==========    ==========    ==========   ==========    ==========




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS STATEMENT.



                                   Valesc Inc.
                          (a development stage company)
                             STATEMENT OF CASH FLOWS
             From inception (October 24, 2000) to December 31, 2000



Cash flows from operating activities
    Net loss                                                          $(193,500)
    Adjustments to reconcile net loss to
       net cash used in operating activities
         Depreciation and amortization                                      119
         Changes in assets and liabilities
             Accounts payable                                             3,366
             Accrued expenses and other
               current liabilities                                      123,611
                                                                      ---------


           Net cash used in operating activities                        (66,404)

Cash flows from investing activities
    Purchase of equipment                                                (1,429)
                                                                      ---------

           Net cash used in investing activities                         (1,429)
                                                                      ---------

Cash flows from financing activities

    Proceeds from private placement and
      issuance of stock                                                  92,500
                                                                      ---------

           Net cash provided by financing
               activities                                                92,500
                                                                      ---------

           Net increase in cash                                          24,667

Cash at beginning of period                                                --
                                                                      ---------

Cash at end of period                                                 $  24,667
                                                                      =========

Supplemental disclosures of cash flow information:
    Cash paid during the period for
       Interest                                                       $    --
                                                                      =========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE STATEMENTS.

                                   Valesc Inc.
                          (a development stage company)
                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000



NOTE A - DESCRIPTION OF BUSINESS

      1.   DESCRIPTION OF BUSINESS ENTITIES

Valesc Inc., a New Jersey corporation ("Valesc NJ") was incorporated on October 24, 2000, and at the date of inception was owned 100% by Atlas Holdings Inc. On March 21, 2001, Valesc NJ executed a 2:1 stock split. Atlas Holdings is owned 50% by Jeremy Kraus, the Company's Chairman and Chief Executive Officer, 25% by Samuel Cohen, the Company's President and Director and, 12.5% by Garrett Miller, the Company's Vice President and Director.


           "NetCentral Capital Fund, Inc." ("NetCentral") was incorporated in the State of Delaware on June 2, 2000, for the specific purpose of providing a method, through a merger or otherwise, for a foreign or domestic private company to become a reporting company with a class of registered securities. NetCentral had a single shareholder. It had no operating business from the date of inception until March 22, 2001. At March 22, 2001, NetCentral had no net assets. From inception through March 22, 2001 NetCentral had no revenues and expenses of approximately $30,000 relating to professional fees relating to the formation. On March 21, 2001, NetCentral had a 1:18.04 reverse stock split, and thereafter had 277,237 shares outstanding.

      2.   DESCRIPTION OF MERGER

           On March 22, 2001, Valesc NJ was acquired by NetCentral (the "Merger") for 8,964,008 shares of Common Stock, which we exchanged on a 1-for-1 basis with Valesc NJ stock. Simultaneously therewith, the Directors of NetCentral resigned, and the Company was renamed "Valesc Inc." (the "Company"). After the Merger, Atlas Holdings Inc. owned 8,458,548 or 86.49% of the outstanding Common Stock of the Company.

                Under generally accepted accounting principles, the acquisition is considered to be a capital transaction in substance, rather than a business combination. That is, the acquisition is equivalent to the issuance of stock by Valesc NJ for the net monetary assets of NetCentral, accompanied by a recapitalization, and is accounted for as a change in capital structure. Accordingly, the accounting for the acquisition is identical to that resulting from a reverse acquisition, except that no goodwill is recorded. Under reverse takeover accounting, the post-reverse-acquisition comparative historical financial statements of the "legal acquirer" (NetCentral) are those of the "accounting acquirer" (Valesc NJ).

Costs associated with merger were expensed as incurred.

      3.   DESCRIPTION OF BUSINESS PLAN

           The Company currently does not have any operations. The Company's immediate goal is to acquire profitable sales and distribution organizations offering medical products. The Company's ability to commence operations is contingent upon the Company's ability to identify a prospective target meeting the acquisition criteria, persuade the principals of the target to be acquired by the Company on favorable economic terms and raise the capital required through the issuance of equity securities, debt securities, bank borrowings or a combination thereof to properly finance the integration of these companies. The Company's plans including the development and completion of a software platform specifically designed for smaller sales and distribution organizations. The Company is in the development stage.

           4. RESTATEMENT

           The financial statements (substantially all accounts) of the Company for the period ended December 31, 2000 have been restated. See Note H.

NOTE B - LIQUIDITY AND GOING CONCERN

      The accompanying financial statements of the Company have been prepared assuming the Company will continue as a going concern. No adjustment has been made for this uncertainty. The Company has invested a significant amount of its effort and cash in the development of its business plan. As of December 31, 2000, the Company has an accumulated deficit of approximately $193,000. For the period ended December 31, 2000, the Company had net losses of approximately $193,000, and generated negative cash flows from operations of $66,000. This trend continued for the first six months of 2001. The Company will be required to seek external financing to continue developing its business plan and to consummate planned acquisitions. Operating losses are expected to continue in 2001.

      Management's plans with respect to its liquidity issues include the following:

     o The Company has obtained an "equity line of credit" which provides a financing vehicle for the Company - see Note D-4.
     o The Company is in the process of completing the registration of its common stock, which would allow it to commence drawing on the "equity line of credit" and to consummate of acquisitions
     o Completion of due diligence and financing arrangements to allow for the consummation of acquisitions
     o Raise additional funding through the sale of debt and equity instruments to fund activities.
     o From January through September 2001, the Company received proceeds from the issuance of debt and common stock of $250,000.

      To date, the Company has supported its activities through debt and equity investments. Management plans to continue to seek the funding required to finance operations as the Company commences its business plan of locating suitable acquisition targets and consummating transactions to acquire such companies. Failure to find additional financing, create a public market for its stock, and consummate acquisition agreements could negatively impact the Company's ability to continue as a going concern.

NOTE C - ACCOUNTING POLICIES

  1. EARNINGS (LOSS) PER SHARE

           Basic loss per share for the year ended December 31, 2000 is computed by dividing the loss for the period by the weighted average number of common shares outstanding during the period. Diluted loss per share is computed by dividing the loss for the period by the weighted average number of common shares adjusted for the dilutive effect of any potential common shares issuable during the period. There were no options or warrants considered in the loss per share calculation because there were none. Earnings (loss) per share are calculated to present the change in capital structure for all periods presented.

 2. USE OF ESTIMATES

           The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates and assumptions. Significant estimates that affect the financial statements include, but are not limited to, the valuation of options and warrants granted.

3. CONCENTRATIONS OF CREDIT RISK

           Financial instruments which subject the Company to concentrations of credit risk consist primarily of cash and trade accounts payable. The Company considers the book values of these investments to be indicative of their respective fair values.

4. CASH AND CASH EQUIVALENTS

           The Company considers all highly liquid short-term investments with maturities of 90 days or less when purchased to be cash equivalents.

5. PROPERTY AND EQUIPMENT

           Property and equipment are stated at cost, net of accumulated depreciation and amortization. Depreciation and amortization of assets are computed using the straight-line method over the estimated useful lives of the related assets which range from three to five years. For tax purposes, assets are depreciated using accelerated methods, as permitted by the Internal Revenue Code.

6. INCOME TAXES

           The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 ("SFAS No. 109"), "Accounting for Income Taxes." SFAS No. 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences attributable to differences between the carrying amounts of assets and liabilities for financial reporting purposes and their respective tax bases, and for operating loss and tax credit carryforwards. A valuation allowance is recorded if it is "more likely than not" that some or a portion or all of a deferred tax asset will not be realized.

7. LONG-LIVED ASSETS AND IMPAIRMENT OF LONG-LIVED ASSETS

           The Company's long-lived assets include property and equipment, which are included in other assets.

                                   Valesc Inc.
                          (a development stage company)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                December 31, 2000



NOTE C (CONTINUED)

           The Company records impairment losses on long-lived assets used in operations or expected to be disposed of when events and circumstances indicate that the assets might be impaired and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amounts of those assets. No impairment losses were recorded in 2000.

    8.     RESEARCH AND DEVELOPMENT COSTS

           Research and development costs are expensed as incurred. The company has incurred no research and development expenses to date.

    9.     STOCK-BASED COMPENSATION

           As permitted by the Statement of Financial Accounting Standards No. 123 ("SFAS No. 123"), "Accounting for Stock-Based Compensation," the Company accounts for stock-based employee compensation arrangements in accordance with provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees." Compensation expense for stock options issued to employees is based on the difference, on the date of grant, between the fair value of the Company's stock and the exercise price of the option. The Company accounts for equity instruments issued to nonemployees in accordance with the provisions of SFAS No. 123 and Emerging Issues Task Force ("EITF") Issue No. 96-18, "Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction With Selling, or in Conjunction With Selling, Goods or Services." All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. The measurement date of the fair value of the equity instrument issued is the date on which the counterparty's performance is complete.

    10.    ADVERTISING COSTS

           Advertising costs are expensed when incurred. The company has incurred no advertising expenses to date.

 11.        RECENT ACCOUNTING PRONOUNCEMENTS

      In June, 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133 (SFAS 133), "Accounting for Derivative Instruments." SFAS 133, as amended, is effective for fiscal years beginning after June 15, 2000. SFAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities. SFAS 133 requires that an company recognize all derivatives as either assets or liabilities and measure those instruments at fair market value. Under certain circumstances, a portion of the derivative's gain or loss is initially reported as a component of income when the transaction affects earnings. For a derivative not designated as a hedging instrument, the gain or loss is recognized in the period of change. The Company believes that the adoption of SFAS 133 will have no impact on our financial position or results of operations.

           In December 1999, the staff of the Securities and Exchange Commission issued Staff Accounting Bulletin 101, "Revenue Recognition," to provide guidance on the recognition, presentation, and disclosure of revenue in financial statements. The Company's policies on revenue recognition will be consistent with this bulletin.

           In March 2000, the Financial Accounting Standards Board issued Financial Interpretation No. 44 (FIN 44), "Accounting for Certain Transactions Involving Stock Compensations - and Interpretation of APB No. 25." FIN 44 clarifies the application of APB 25 for certain issues including: (a) the definition of an employee for purposes of applying APB No. 25, (b) the criteria for determining whether a plan qualifies as a noncompensatory plan, (c) the definition of the date of granting employee stock options, and (d) the accounting consequences of various modifications to the terms of a previously fixed stock option or award. FIN 44 became effective July 1, 2000, except for the provisions that relate to modifications that directly or indirectly reduce the exercise price of an award and the definition of an employee, which became effective after December 15, 1998. The Company adopted the provisions for the definition of the grant date for options whose grant was subject to stockholder approval.

NOTE D - CAPITAL STOCK

           NetCentral's authorized capital stock consists of 100,000,000 shares of Common Stock, $.0001 par value per share, and 20,000,000 shares of preferred stock, $.0001 par value per share. Holders of Common Stock are entitled to receive such dividends as may be declared by the Board of Directors out of funds legally available therefore and, in the event of liquidation, to share pro rata in any distribution of assets after payment of liabilities. The Board of Directors is not obligated to declare a dividend and it is not anticipated that dividends will be paid in the foreseeable future. Holders of Common Stock do not have preemptive rights to subscribe to any of our additional shares. There are no conversion, redemption, sinking fund or similar provisions regarding the Common Stock. All of the outstanding shares of Common Stock are fully paid and non-assessable and all of the shares of Common Stock offered hereby will be, upon issuance, fully paid and non-assessable. The Company has not designated any terms for the preferred stock.

                                   Valesc Inc.
                          (a development stage company)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                December 31, 2000



NOTE D (CONTINUED)

1.         COMMON STOCK ISSUANCES
      During 2000, the Company issued 410,000 shares (as adjusted for the stock split) of common stock for aggregate net proceeds of $92,500. The shares were offered to employees, directors, related party investors and non-related investors.

      From January 1 to September 10, 2001, the Company issued 181,303 (as adjusted for the stock split) shares of common stock for aggregate net proceeds of $74,365. The shares were offered to employees, directors, related party investors and non-related investors.

      2. WARRANTS

      From January 1, 2001 to September 10, 2001, an aggregate of 429,000 warrants were issued in connection with the notes payable with a face value of $173,000 (See Note E). Proceeds of approximately $126,000 will be allocated to these warrants. The assumptions used in determining the warrant valuation using the Black-Scholes option pricing model are risk-free interest rate (4.72%), volatility factor (45%), fair value ($0.33) and term of warrants (1 - 2.5 years). Further, for purposes of this calculation the Company assumed the maximum number of warrants would be issued or exercised at the lowest price indicated in the terms of the warrant agreement. The terms of these warrants are summarized as follows:

     o 15,000 of these warrants are exercisable at $.25 per share through December 31, 2003.

     o 50,000 of these warrants are exercisable at $.01 per share through February 1, 2004.

     o 100,000 of these warrants are exercisable at $.10 per share through February 2, 2004.

     o The Company also issued warrants with an exercise price of $.01 through December 19, 2003. The number of shares permitted to be exercised under these warrants is pre-set based upon the date the note payable is repaid - 120,000 if repaid prior to February 2, 2002, 150,000 if repaid between February 3, 2002 and August 1, 2002, and 200,000 if repaid after August 1, 2002.

     o 64,000 warrants, with an exercise price of $.01 per share, were issued in connection with $25,000 of the notes payable. The number of shares permitted to be exercised under these warrants is pre-set based upon the date the note payable is repaid - 11,500 if repaid prior to February 2, 2002, 39,000 if repaid between February 3, 2002 and August 1, 2002, and 64,000 if repaid after August 1, 2002.


      3. STOCK OPTION PLAN

      On April 6, 2001, the Company adopted a Stock Option Plan (the "Option Plan"). The Option Plan authorized the granting of both incentive and nonqualified stock options to employees for up to 1,500,000 shares of common or preferred stock to officers, directors and key employees. The objectives of the Option Plan include attracting and retaining the best personnel, providing for additional performance incentives, and promoting the success of the Company by providing employees with the opportunity to acquire both Common and Preferred Stock. Options under the Company's Option Plan generally vest over a four-year period, and generally expire ten years after the grant date.

                                   Valesc Inc.
                          (a development stage company)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                December 31, 2000



NOTE D (CONTINUED)


      On January 1, 2001 900,000 stock options were granted pursuant to employment contracts (See Note G-2). 300,000 of the granted shares become exercisable on each of December 31, 2001, 2002 and 2003.

      The Company accounts for stock-based compensation using the intrinsic value method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," under which no compensation cost for stock options is recognized for stock option awards granted at or above fair market value. As discussed in Note G-2, the Company has issued stock options to its three executive officers. The exercise price of the first-year element of the stock option grant is below the fair value of the Company's stock, therefore a compensation charge of $75,000, computed under the intrinsic value method, will be recognized over the one-year vesting period. The second and third-year elements contain an exercise price at or above the fair value of the Company's stock at the date of grant and therefore no compensatory charge has been recorded.

      The Company recorded expenses of $38,000 and $218,000 in the periods ended December 31, 2000 and March 31, 2001 for expenses incurred by several consultants, representing the estimated fair value of the services rendered. In March 2001, the Company issued equity instruments in lieu of cash for such expenses incurred. The Company initially issued 512,700 shares to such consultants pursuant to cashless-exercise agreements entered into to discharge the liabilities. In September 2001, the Company informed the consultants that the agreements were invalid and required revision. All but 78,000 of the initially issued shares were rescinded. The Company continues to carry the costs of these services in accrued expenses. The consultants who agreed to retain their shares were required to enter into a promissory note (bearing interest at 3% per annum, commencing six months after issuance) to the Company for the fair value ($.33) of the shares granted. The promissory note requires payment of amounts due the Company upon sale of the underlying shares by the holder.

                                   Valesc Inc.
                          (a development stage company)

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                December 31, 2000

4. THE INVESTMENT AGREEMENT WITH SWARTZ

           On June 7, 2001 as amended on August 29, 2001 and September 26, 2001 the Company entered into an Investment Agreement with Swartz Private Equity, LLC ("Swartz") under which the Company, from time to time, has the option to issue Swartz shares of Common Stock up to a maximum aggregate offering amount of $20,000,000. Under the Investment Agreement, shares are issued to Swartz, and Swartz pays for the shares in transactions referred to as "Puts." The Company has the right, at its sole discretion, to put shares of its Common Stock, to Swartz, which Swartz must purchase, for a dollar amount of up to $2.0 million in each Put, subject to additional limitations on the timing of our exercise of Put rights and on the number of shares Swartz is obligated to purchase. The Company's right to Put shares to Swartz is for a period of three years beginning on the effective date of the registration statement of which this Prospectus is a part.

           The purchase price to be paid for the Put Shares by Swartz is equal to the lesser of (i) the Market Price (as defined below), minus $.09, or (ii) 91% of the Market Price. The "Market Price" for each Put equals the average of the two lowest volume weighted average trading prices of the shares of Common Stock during the Pricing Period (as defined below) for the applicable Put. The "Pricing Period" means, unless otherwise shortened under the terms of the Investment Agreement, the period beginning on the business day immediately following the Put Date (as defined below) and ending on and including the date which is 20 business days after such Put Date. The "Put Date" is the date that is specified in a written notice delivered to Swartz (the "Put Notice") in which the Company notifies Swartz of our intention to commence a Put.

           The Company has the option, on the date of notification to Swartz of a Put, to designate a minimum price for the shares to be purchased by Swartz in the Put which is no greater than the lesser of 80% of the closing bid price of our Common Stock on the day preceding the notice or the closing bid price on that day minus $.14. If the Company designates a minimum price, Swartz must pay at least that price for our Common Stock.

           As consideration for entering into the Investment Agreement, the Company granted to Swartz a warrant to purchase 780,000 shares of our Common Stock (the "Commitment Warrants"). The exercise price for the Commitment Warrants is: $1.00, provided that on the date six months after the date of issuance of the warrants, or October 24, 2001, and on each six month anniversary thereafter, the exercise price is subject to adjustment based on the lowest closing price for the five trading days preceding the adjustment.

For financial reporting purposes, the Company computed the value of the warrant using the Black-Scholes model and assuming a $1.00 exercise price. The resultant value is considered a deferred offering cost and will be amortized over the life of the equity agreement. To the extent the exercise price per share is adjusted pursuant to the formulas mentioned above, the Company will record additional deferred offering costs.

           The Put Shares have demand registration rights and the Commitment Warrants have piggyback registration rights, semi-annual reset provisions and a 5-year term. The Swartz agreement contains certain penalties if the Company does not execute minimum financings under this agreement.


    NOTE E - NOTES PAYABLE

          1. RELATED PARTY NOTES
          During the period ended September 10, 2001, the Company received advances from related parties aggregating $53,000. The terms of these advances were formalized in July 2001. These notes included detachable warrant as summarized in Note D-2. These loans bear interest at a rate of 14% per annum, none of which has been paid to date. Each of the notes are due in 2003, and are guaranteed by the company's officers and directors.

          2. NON-RELATED PARTY NOTES
          During the period ended September 20, 2001, the Company issued notes to non-related parties aggregating $120,000. One loan ($5,000) bears interest at a rate of 10% per annum, and the second loan ($100,000) and third loans ($15,000) bear interest at a rate of 14% per annum, none of which has been paid to date. $100,000 of these notes are due in December 2002, $5000 due in September 2001, and $15,000 due May 23, 2003. Payment of these notes are guaranteed by the company's officers and directors. These notes included detachable warrants.

          NOTE F - INCOME TAXES

    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement and income tax purposes under enacted tax law and rates. At December 31, 2000, the Company has a net operating loss carryforward of approximately $190,000, which expires in 2015. Deferred tax assets arise from these net operating loss carryforwards, organization costs and certain accruals. The Company has fully reserved all deferred tax assets due to the uncertainty of realization.

      Changes in ownership resulting from transactions among our stockholders and sales of common stock by us, may limit annual realization of the tax net operating loss carryforwards that could become available under Section 382 of the Internal Revenue Code.

                                   Valesc Inc.
                           (a development stage company)

                     NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   December 31, 2000


    NOTE G - COMMITMENTS AND CONTINGENCIES

          1.   LEASES

               The Company leased office space under an operating lease that expired in June 2001. The Company does not currently lease any office space. Rental expense amounted to approximately $3,300 for the period ended December 31, 2000.

          2.   EMPLOYMENT  AGREEMENTS

               Effective January 1, 2001, the Company entered into employment agreements with each of the three executive officers containing identical terms. The agreements are summarized as follows: (A) initial term of three years, with automatic one-year renewal terms thereafter; (B) during each year of the first three years, each executive shall receive: (i) during the first year, an annual base salary equal to the greater of (a) $50,000 or (b) 2.5% of the Company's total revenue for such year, up to a maximum of $150,000; (ii) during the second year, an annual base salary equal to the greater of (a) $55,000 or (b) 2.5% of the Company's total revenue for such year, up to a maximum of $165,000; and (iii) during the third year, an annual base salary equal to the greater of (a) $60,500 or (b) 2.5% of the Company's total revenue for such year, up to a maximum of $181,500; (C) the Board of Directors may consider one or more increases in the salary payable to the executive in respect of any renewal term; (D) in the event the Company is not in a position, due to our then-current financial situation, to make any salary payment(s) to the executives, the unpaid salary shall accrue without interest; (E) all accrued and unpaid salary shall be immediately due and payable upon the occurrence of any "change of control", defined as the sale of a controlling interest in the Company's capital stock to one or more buyers acting in concert, the sale of all or substantially all of our assets, or any corporate merger or consolidation resulting in one or more parties, who did not previously hold a controlling interest in our capital stock, owning a controlling interest in our capital stock or our successor company; (F) the executives shall be eligible to participate in bonuses awarded to senior management to the extent that such bonuses are awarded or authorized by the Board of Directors from time to time.

               In addition to the foregoing, each executive will be granted the option to purchase a total of 300,000 shares of Common Stock in equal installments of 100,000 shares at the end of each year of employment. The options shall be exercisable for a period of three years following the date of vesting, and the exercise price shall be as follows: (i) $.25 per share for the 100,000 shares that vest after the first year; (ii) $.50 per share for the 100,000 shares that vest after the second year; and (iii) $.75 per share for the 100,000 shares that vest after the third year. In the event the executive is terminated "without cause" by Company or the executive terminates his employment "for good reason", any options then outstanding that have neither vested nor been terminated as of such date shall vest and become subject to purchase by the executive.

               3.        LETTERS OF INTENT TO ACQUIRE COMPANIES

               The Company has entered into five non-binding letters of intent with small medical products sales organizations, subject to the completion of this public offering and satisfaction of due diligence and consummation of the transaction. The terms of the acquisitions have the following general characteristics: (i) 80% or more of the payment is to be in our stock with the remainder in cash; (ii) the existence and terms are confidential until acquisition is completed; (iii) salaries to key executives based on gross revenues and gross profits; (iv) the seller has the right to repurchase their company with the return of the originally issued number of shares after three years if the Company does not have a market capitalization of $25 million or earnings per share of $0.15; (vi) termination dates; and
    (vii) subject to our due diligence.


               4. LITIGATION

               A shareholder of a predecessor of Atlas Holdings filed a suit against the predecessor company seeking additional stock ownership of Atlas Holdings. The case was dismissed for failure to prosecute. Management of Atlas believes there are valid and meritorious defenses to such claim, if the suit is refiled.


          Note H - Restatement of Financial Statements

               The financial statements have been restated for all periods presented to reflect the 2-for-1 stock split, effective March 23, 2001. In addition, the financial statements as of and for the period ended December 31, 2000 have been restated for all periods to reflect corrections to the company's previously filed financial statements, as follows:

                                                             ORIGINAL    ADJUSTMENT    RESTATED

    Fixed Assets                                                 400          910         1,310
    Organization Expenses                                        967         (967)            0
    Accounts Payable                                               0        3,367         3,367
    Accrued Expenses and other current liabilities                 0      123,611       123,611
    Common stock                                              92,500      (92,481)           19
    Additional paid-in capital                                     0       91,481        92,481
    Accumulated deficit                                       66,466      127,034       193,500

           Selling, general and administrative expenses       66,466      127,034       193,500
    Net loss                                                  66,466      127,034       193,500
           Loss per share basic and diluted                     .002          .02           .02
           Weighted average number of shares               3,754,444    4,935,504     6,690,008